                          SECURITIES AND EXCHANGE COMMISSION

                               WASHINGTON, D.C.  20549

                               -----------------------
                               -----------------------

                                       FORM 8-K


                                    CURRENT REPORT



                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934



                                   (Date of Report)
                                   AUGUST 22, 1997

                            COMMISSION FILE NUMBER 0-12207

                                  PEGASUS GOLD INC.
                (Exact name of registrant as specified in its charter)


        PROVINCE OF BRITISH COLUMBIA                          NONE
        (State or other jurisdiction of                  (I.R.S. Employer
       incorporation or organization)                  Identification No.)

601 W. FIRST AVE., SUITE 1500, SPOKANE, WASHINGTON         99201-3282
  (Address of principal executive offices)                 (Zip Code)


                                    (509) 624-4653
                 (Registrant's telephone number, including area code)


                               -----------------------
                               -----------------------

ITEM 5.  OTHER EVENTS.

On August 22, 1997, Pegasus Gold Inc. ("Pegasus") issued a news release announcing a reduction of its total workforce by approximately 90 employees Company-wide in response to the continued weakness in the gold price and the need to lower overall costs. The Company will take a charge of about $1.7 million in the current quarter in order to cover the cost of severance benefits.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION, AND EXHIBITS.

    (a)  Financial statements - not applicable.

    (b)  Pro forma financial information - not applicable.

    (c)  Exhibits:

         (99.1)    News Release issued by the Company dated August 22, 1997.

                                       FORM 8-K

                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  PEGASUS GOLD INC.   (Registrant)





Date:    August 28, 1997          By:  /s/ Phillips S. Baker, Jr.
                                       ----------------------------------------
                                       Phillips S. Baker, Jr.
                                       Vice President, Finance and Chief
                                       Financial Officer


                                          3